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                                                                   Exhibit 10.18

                                     FORM OF
                            JLL WINDOW HOLDINGS, INC.
                         ROLLOVER STOCK OPTION AGREEMENT

          ROLLOVER STOCK OPTION AGREEMENT (this "Agreement"), dated as of January 29, 2004, between JLL Window Holdings, Inc., a Delaware corporation (the "Company"), and [NAME] (the "Optionee").

          WHEREAS, pursuant to the terms of a Rollover Agreement, dated as of the date hereof, by and between the Optionee and the Company (the "Rollover Agreement"), the Optionee intends to exchange options exercisable for a number of Class A Common Shares, par value $0.01 per share, of PGT Holding Company, a Delaware corporation, for an option (the "Option"), exercisable for shares of common stock of the Company, par value $0.01 per share (the "Stock"), subject to the terms and conditions hereof.

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed and do hereby agree as follows:

     1. Number of Shares; Adjustment.

     (a) Number of Shares. The Company hereby grants to the Optionee an Option to purchase an aggregate of [XXXXX] shares of Stock, subject to adjustment as provided in Section 1(b) below, on the terms and conditions herein set forth. The Option granted hereby shall not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) Adjustment. If, after the Date of Grant (as hereinafter defined), the outstanding shares of Stock are, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off, split-off, split-up or other such change, or a special dividend or other distribution to the Company's stockholders, increased or decreased or changed into or exchanged for a different number of kind of shares of capital stock or other securities of the Company, then, as applicable,
(a) there shall automatically be substituted for each share of Stock subject to the Option the number and kind of shares of capital stock or other securities into which each outstanding share of Stock shall be exchanged, (b) the exercise price per share of Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Option shall remain the same as immediately prior to such event and (c) the Board shall make such other appropriate adjustments to the securities subject to the Option as may be appropriate and equitable, and any such adjustment shall be final, binding and conclusive as to the Optionee.

     (c) Treatment of Options Upon Sale of Company. Upon the sale of the Company (as determined by the Board in its good faith discretion, a "Sale"), the Board

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may, in its sole discretion: (i) cancel any outstanding Options, and, in the event of such cancellation, the holders of vested and exercisable Options shall be entitled to a payment equal to (x) the excess, if any, of the consideration received by the Company's shareholders pursuant to such Sale on a per Share basis, minus (y) the exercise price, as determined in Section 2 hereof, multiplied by (z) the number of shares of Stock subject to the Option; or (ii) provide that such Option shall be converted into a comparable option, as determined by the Board in its reasonable discretion, to purchase securities of a corporation or other entity acquiring direct or indirect control of the Company in such Sale.

     2. Exercise Price. The purchase price of the Stock subject to the Option shall be $[XXX] per share, subject to adjustment as provided in Section 1(b) hereof.

     3. Term and Exercisability of Option.

     (a) Term. The term of the Option and of this Agreement shall commence on the date hereof (the "Date of Grant") and shall terminate on the tenth anniversary of the Date of Grant (the "Date of Termination"). On the Date of Termination, all rights of the Optionee hereunder shall cease.

     (b) Exercisability of Option. The Option shall be fully vested and fully exercisable as of the Date of Grant.

     (c) Partial Exercise. The right of the Optionee to purchase shares of Stock as herein provided may be exercised in whole or in part at any time or from time to time, prior to the Date of Termination.

     4. Payment. Prior to the initial public offering of Stock by the Company (the "IPO") the exercise price for Stock subject to an Option shall be paid in cash or by certified check. Following the IPO, the exercise price for Stock subject to an Option may be paid either (i) in cash or by certified check, (ii) by delivery of Stock owned by the Optionee or (iii) by cashless exercise as provided below by giving notice of such exercise to the Company. Upon receipt of a notice of cashless exercise, the Company shall deliver to the Optionee (without payment by the holder of any exercise price) that number of shares of Stock that is equal to the quotient obtained by dividing (i) the value of the Option or portion thereof on the exercise date (determined by subtracting the aggregate exercise price for the shares of Stock in effect on the exercise date from the aggregate fair market value of the shares of Stock) by (ii) the fair market value of one share of Stock. A notice of "cashless exercise" shall state the number of shares of Stock as to which the Option is being exercised.

     5. Termination of Employment.

     (a) The Option may be exercised at any time prior to the Date of Termination, whether or not for any reason, including death, Optionee has ceased to be a director, officer, employee or consultant of the Company or any of its subsidiaries.


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     (b) Notwithstanding anything to the contrary in this Section 5, the Option shall not be exercisable on or after the Date of Termination.

     6. Rights of Optionee.

     (a) The Optionee shall have none of the rights of a stockholder with respect to the Stock covered by the Option until the Stock is issued to such Optionee upon exercise of the Option.

     (b) Neither the granting of the Option, this Agreement nor any other action taken pursuant to this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue to provide services as an officer, director, employee, consultant or advisor of the Company or any parent, subsidiary or affiliate thereof for any period of time or at any specific rate of compensation.

     7. Nontransferability of Option. The Option shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution and shall be exercisable only by the Optionee or his or her legal representative or to a trust established for estate planning purposes of which the Optionee is the sole trustee.

     8. Notification.

     (a) The Option shall be exercised by written notification of exercise substantially in the form of Exhibit A hereto and delivered to the Secretary of the Company in accordance with subsection (b) of this Section 8. Such notification shall specify the number of shares of Stock to be purchased.

     (b) Any notification required or permitted hereunder shall be in writing and shall be deemed to have been given when personally delivered, or when sent if sent via facsimile (with receipt confirmed) or on the first business day after sent by reputable overnight courier or on the third business day after sent registered or certified first-class mail (with receipt confirmed). Such notice shall be addressed to the Company at:

     JLL Window Holdings, Inc.
     c/o JLL Partners Fund IV, L.P.
     450 Lexington Avenue
     Suite 3350
     New York, New York 10017
     Attention: Ramsey A. Frank

          with a copy to:


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     Skadden, Arps, Slate, Meagher & Flom LLP
     One Rodney Square
     P.O. Box 636
     Wilmington, Delaware 19899
     Facsimile: (302) 651-3001
     Attention: Robert B. Pincus, Esquire

or to the Optionee at the address set forth below, as the case may be; provided, however, that a notification of exercise pursuant to subsection (a) of this
Section 8 shall be effective only upon receipt by the Secretary of the Company of such notification and all necessary documentation, including full payment for the Option. Either party may, by notification to the other given in the manner aforesaid, change the address for future notices.

     9. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require the Optionee to remit to the Company, an amount sufficient to satisfy any Federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld as a result of any taxable event arising in connection with the Option.

     10. Conditions to Issuance; Restrictions on Transferability.

     (a) Shares of Stock sold pursuant to this Agreement are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and any resale of such Stock must be in compliance with the registration requirements of the Securities Act or an exemption therefrom. All certificates for shares of Stock delivered upon exercise of this Option shall be subject to such stock-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock may then be listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The Board may require, as a condition of the issuance and delivery of certificates evidencing shares of Stock pursuant to the terms hereof, that the Optionee make such agreements and representations as the Board, in its reasonable discretion, deems necessary or desirable.

     (b) The obligation of the Company to issue shares of Stock pursuant to the Option shall be subject to all applicable laws, rules and regulations (domestic or foreign), including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board. The Company shall use its reasonable best efforts to issue shares of Stock under the Option; provided, however, that in the event that it is determined that issuance of stock under the Option fails to qualify for exemption from registration requirements under the Securities Act, the Company may delay the issuance of shares of Stock under the Option until such time as the issuance of shares of Stock either complies with an applicable exemption from registration under the Securities Act or is registered under the


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Securities Act pursuant to an effective registration statement on any form which the Company then qualifies and is available.

     (c) The Optionee shall have become a party to and be subject to the terms and conditions of the Company's Security Holders' Agreement, dated as of January 29, 2004, as such agreement may be amended from time to time (the "Security Holders' Agreement").

     11. Governing Law; Interpretation.

     (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the choice-of-laws or conflicts-of-laws provisions thereof.

     (b) The Board shall have final and discretionary authority to interpret and construe this Agreement and to make any and all determinations under such Agreement, and its determination and decisions shall be final, conclusive and binding upon the Optionee and his legal representative in respect of any questions arising under this Agreement.

     12. Miscellaneous.

     (a) This Agreement shall bind and inure to the benefit of the Company, its successors and assigns, and the Optionee and his personal representatives.

     (b) The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

     (c) The Company shall be under no obligation to register the Stock subject hereto pursuant to the Securities Act or any other federal or state securities laws.

     (d) The Optionee hereby represents and warrants to the Company that the Optionee, by reason of the Optionee's business or financial experience (or the business or financial experience of the Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Optionee's own interests in connection with the transactions contemplated under this Agreement.

     (e) Subject to Section 7 hereof, no purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Stock subject hereto by any holder thereof in violation of the provisions of this Agreement or the Security Holders' Agreement will be valid, and the Company will not transfer any of said shares of Stock on its books nor will any of said shares of Stock be entitled to vote,


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nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company.

     (f) The terms and provisions of this Agreement may be modified or amended only pursuant to an instrument executed by the Company and Optionee.

     (g) This Agreement may be executed in any number of counterparts (including by facsimile), and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunder duly authorized and the Optionee has hereunto set his hand, all as of the day and year first set forth above.

                                        JLL WINDOW HOLDINGS, INC.


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

ACCEPTED:

[NAME]

-------------------------------------

-------------------------------------
Address
Facsimile

Date:
      -------------------------------


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                                                                       EXHIBIT A

JLL Window Holdings, Inc.
c/o JLL Partners Fund IV, L.P.
450 Lexington Avenue
Suite 3350
New York, New York 10017
Attention: Secretary

To Whom It May Concern:

          I hereby elect to exercise the stock option (the "Option") granted to me on ____________, with respect to ________ shares of Common Stock of JLL Window Holdings, Inc., par value [$0.01] per share ("Shares"), at the exercise price of $[XXX] per share for a total purchase price of $_________.

          Enclosed is my certified check in the amount of $_________ in payment in full of (i) the aggregate exercise price of the Shares and (ii) the tax withholding amount applicable to my exercise of the Option. I am also enclosing the option agreement that relates to the Option; I understand that, to the extent I am not exercising the Option for all the Shares subject thereto, such option agreement will be appropriately endorsed by you and returned to me.


                                        Signature:
                                                   -----------------------------
                                        Printed Name:
                                                      --------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

Dated:
       ------------------------------

368291-Wilmington Server 1A - MSW


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